UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

January 7, 2020

AMERI METRO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54546	45-1877342
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2575 Eastern Blvd., Suite 102, York, PA 17402

(Address of principal executive offices)

717-434-0668

 (Registrant's telephone number, including area code)

___N/A___

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to 8K dated 7/18/2018

Description of Equity and Debt Offering

Pursuant to

Binding Memorandum of Understanding

Dated July 1, 2018

By and Between

Ameri Metro Ireland Ltd.

“A Wholly Owned Subsidiary of Ameri Metro Inc. USA”

And

The Federal Ministry of Transportation

Of

The Federal Republic of Nigeria

The Company anticipates issuing Class C Ameri Metro Inc. Shares Series I Thru XXXIX as Equity Participation with the related party relating to development of the project and bond offering.

The Secretary of State of the State of Delaware Corporation Bureau granted the Company permission to amend the Company stock capitalization, allowing the Company to issue 8,000,000,000 Class C Shares of which 500,000,000 is designated as Class C Shares and to issue Class C Shares as Series I to Series XXXIX (1-39 series or Class C Series I thru Class C Series XXXIX). Each Series consisting of 187,500,000 shares.

Class “C” Shares Ameri Metro Inc.

Equity Participation

With HSR Freight Line, Inc.

Relating to the following, Ameri Metro Inc. is Co-Developer with Related Entities. The Class C Series of Shares I thru XXXIX are Equity Participation Shares and issuance of Subsequent Bond Indentures (Debt) from Master Bond Indentures are being offered by Related Entities. Pursuant to Binding MOU between Ameri Metro Ireland (a Wholly Owned Subsidiary of Ameri Metro Inc.) (USA) and The Federal Ministry of Transportation (Representing the Federal Government of the Federal Republic of Nigeria) present in its entirety below.

Class C Series XXVI to be issued relating to Equity Participation with related party bond offering. HSR Freight Line, Inc., a related party, will provide and manage cargo and parcel movement and related services. Total Number of Class C Series XXVI Shares was to be determined, now as of January 31, 2020 the Company has 187,500,000 shares in its treasury to be used in this project and future projects elsewhere.

In summary and for clear understanding of the process:

1)HSR Freight Line, Inc., The Company will insure that HSR Freight Line, Inc, a related party, will provide and manage cargo and parcel movement and related services. Class C Series XXVI 187,500,000 is for HSR Freight Line, Inc. projects.

Subject To Master Trust Indenture Filed as an Exhibit 10.29 on 5/2016 as an 8K

Subsequent Bond Indenture

HSR Freight Line, Inc.

HSRF STATUTORY TRUST, AS TRUSTEE

Relating to

Binding MOU between Ameri Metro Ireland (a Wholly Owned Subsidiary of Ameri Metro Inc.) (USA) and the Federal Ministry of Transportation (Representing the Federal Government of the Federal Republic of Nigeria)

$1,300,000,000 USD

GLOBAL INFRASTRUCTURE FINANCE & DEVELOPMENT AUTHORITY, INC.

Direct Issuer

Revenue Bonds

SERIES 2018-2019

Ameri Metro Ireland Ltd.

A Wholly Owned Subsidiary of Ameri Metro Inc. (USA)

AS

Horizontal and Vertical Site Improvements Developer

For

The Federal Ministry of Transportation

(Representing the Federal Government of the Federal Republic of Nigeria)

.

Morgan Stanley

AS

Broker of record

Voya

FOR

Wealth management services related

TO

GLOBAL INFRASTRUCTURE FINANCE & DEVELOPMENT AUTHORITY, INC.

Dated as of __________ 2018-2019

WHEREAS, all of the actions taken are within the authority of the Board of Directors and in accordance with their duty to act in the best interests of the Company after due deliberation and investigation of issues involved; and

WHEREAS, prior to the voting on the Resolution, full and fair explanations of each one was provided to the Directors with the opportunity for them to ask questions, examine documents and otherwise satisfy themselves as to any actions to be taken.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1Certificate of Amendment of Certificate of Incorporation

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 10, 2020

Ameri Metro, Inc. /s/ Robert Choiniere —————————————— By: Robert Choiniere Title: Chief Financial Officer